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                                                               Exhibit No. 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-06366) of Moore Corporation Limited of our report dated June 29, 2000 relating to the financial statements of the Moore North America, Inc. Savings Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP
Chicago, Illinois
June 29, 2000